                       ANNUAL REPORT SEPTEMBER 30, 1998

                                  OPPENHEIMER

                                 GLOBAL GROWTH
                                 & INCOME FUND

                                    [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

  3   President's Letter

  4   An Interview
      with Your Fund's
      Manager

  10  Fund Performance

  15  Financial
      Statements

  33  Independent
      Auditors' Report

  34  Federal
      Income Tax
      Information

  35  Officers and
      Trustees

  36  Information and
      Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- FOUR-STAR MORNINGSTAR RANKING: The Fund's Class A shares have a 4-star ranking (****) from Morningstar for the 3- and 5-year periods ended September 30, 1998, among 819 (3-year) and 359 (5-year) international equity funds.(1)

- ALTHOUGH THE FUND'S PERFORMANCE WAS NEGATIVELY AFFECTED by sharp declines in Asian markets and other global uncertainties, investments in zero-coupon Treasury bonds held at that time helped cushion the effect of these events.(2)

- IN OUR OPINION, THE FUND IS WELL POSITIONED FOR FUTURE GROWTH in strong and promising economies throughout the world.

AVG ANNUAL TOTAL RETURNS
For the 1-Year Period Ended 9/30/98

CLASS A
Without           With
Sales Chg.(3)     Sales Chg.(4)
--------------------------------
-8.77%            -14.01%
--------------------------------

CLASS B
Without           With
Sales Chg.(3)     Sales Chg.(4)
--------------------------------
-9.42%            -13.56%
--------------------------------

CLASS C
Without           With
Sales Chg.(3)     Sales Chg.(4)
--------------------------------
-9.43%            -10.26%
--------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star.

2. The Fund's portfolio is subject to change.

3. Includes changes in net asset value per share without deducting any sales charges.

4. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                   2  Oppenheimer Global Growth & Income Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Global Growth &
Income Fund


DEAR SHAREHOLDER,
-------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

      Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

      What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

      As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill                                           October 21, 1998


                   3  Oppenheimer Global Growth & Income Fund

"WE TARGETED STOCKS WITH HIGH GROWTH POTENTIAL, FOCUSING ON THE THEMES OF TECHNOLOGY, THE INTERNET, HEALTHCARE AND LUXURY GOODS."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD THAT ENDED SEPTEMBER 30,
1998?
Markets throughout the world experienced sharp declines during the last twelve months. The Fund's performance reflected these realities. Nevertheless, our strategy of using bonds to cushion the effects of global volatility helped to shield shareholders' investments during these difficult times. As a result, the Fund's Class A shares have a 4-star ranking (****) from Morningstar for the 3- and 5-year periods ended September 30, 1998, among 819 (3-year) and 359 (5-year) international equity funds.(1)

WHY DID INTERNATIONAL MARKETS EXPERIENCE SUCH DIFFICULTY?
The trouble first surfaced in Asian markets more than a year ago, when speculative real estate investments began to fail. As economic problems spread throughout the region, many Asian countries were forced to devalue their currencies. As a result, Asian companies that had borrowed heavily to finance speculative business development incurred severe losses in foreign exchange markets. When investors attempted to take their money out of the region, securities prices plunged.

      More recently, deepening political and economic uncertainty in Russia heightened concerns over the health of other emerging economies throughout the world. Latin American markets and currencies came under selling pressure as investors turned to the relative safety of the United States. While the European and U.S. economies remained

                   4  Oppenheimer Global Growth & Income Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Frank Jennings
(Portfolio Manager),
William Wilby,
George Evans


strong, profits declined among multinational companies because of weakening foreign demand. As corporate profit growth slowed, average stock prices fell sharply in the United States. Much of the U.S. equity market's remaining strength became concentrated among the largest and most visible companies, though even that segment showed increasing weakness.

HOW DID THE FUND RESPOND TO THESE CHALLENGES?

Generally speaking, the Fund was well positioned to avoid risks and take advantage of the volatility in the markets. We began decreasing our exposure to Asian stocks and bonds several years ago because of the region's speculative use of capital. Therefore, we had little direct exposure to Asia when the crisis hit last year.

      Our concern about the effects of the Asian crisis on the global economy was also reflected in our use of zero-coupon U.S. Treasury bonds. Prices of zero-coupon bonds generally move in the opposite direction of interest rates.

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star.

                   5  Oppenheimer Global Growth & Income Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/98(2)

CLASS A
                       Since
1 year      5 year     Inception
--------------------------------
-14.01%     10.61%     10.43%
--------------------------------

CLASS B
                       Since
1 year      5 year     Inception
--------------------------------
-13.56%     N/A        11.87%
--------------------------------

CLASS C
                       Since
1 year      5 year     Inception
--------------------------------
-10.26%     N/A        10.31%
--------------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
------------------------------------------------------------------------------

Early in the year, we established a strong position in these instruments in anticipation that Asia's problems would slow corporate growth throughout the world and put downward pressure on interest rates. After long-term interest rates indeed fell during the first six months of the year, we were able to sell most of that position at a profit. We then used those resources to take advantage of the growing opportunities among weakened equities and emerging market bonds.

WHAT OPPORTUNITIES DID YOU IDENTIFY AMONG EQUITIES?

We took a two-pronged approach to equities. On one hand, we targeted stocks with high growth potential, focusing on the themes of technology, the Internet, healthcare and luxury goods. The stock prices of many good companies in these sectors were severely weakened by losses in Asia. While these losses restrained the Fund's performance, they gave us the opportunity to increase our holdings in good companies with good business prospects at bargain prices. Our top holdings included a number of market leaders and innovators that fit this description.

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 10/22/90. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/10/95). Class C returns for the one-year result include the applicable contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                   6  Oppenheimer Global Growth & Income Fund

Among them were such diverse companies as QUALCOMM, Inc., a digital wireless company; Hasbro, Inc., a toy company; and Coherent, Inc., a leader in laser technology. We found similar opportunities overseas among companies with excellent prospects, such as Porsche AG, Allied Domecq plc and Wella AG.

      Our second target area among equities focused on stocks offering very high dividends with the possibility of capital appreciation. In particular, the United Kingdom offered a number of attractive high-dividend investment opportunities in cyclical areas of industry such as engineering, housing and broadcasting. For example, we acquired a substantial position in one of the largest house building companies in the United Kingdom. The stock of this company pays a high dividend and offers substantial appreciation potential, given the U.K.'s favorable regulatory environment for builders and the growing demand for housing in today's low-interest-rate environment. We also identified attractive, high-dividend stocks among some of Asia's depressed markets.

WITHIN THE FUND'S BOND PORTFOLIO, WHY DID YOU SHIFT ASSETS OUT OF ZERO-COUPON TREASURIES?

With zero-coupon bonds up approximately 40% in the first seven months of the year, we believed it was prudent to lock in our profits from these instruments. At the same time, spreads grew among short-term emerging market bonds, making them an increasingly attractive investment.

                   7  Oppenheimer Global Growth & Income Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER
------------------------------------------------------------------------------

The spread is the difference in yield between such bonds and far less risky Treasury bonds. We sought to capitalize on this opportunity by investing in bonds of countries we believe have the resources and political stability to thrive, such as Korea, Thailand, Argentina and Brazil.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We remain cautiously optimistic about prospects for global growth over the coming months. That's why we have taken a more confident stance with the Fund's investments in emerging markets. Although Asian economies continue to struggle, the rest of the world has thus far weathered the situation fairly well. Latin American and Eastern European nations, with the notable exception of Russia, are resisting the forces of devaluation. In Europe, companies are beginning to benefit from the management changes and corporate restructurings that helped U.S. companies become more efficient over the past decade. And in the United States, consumer spending continues to drive strong economic performance.

      We view this period as a significant, but necessary, time of transition. It demonstrates that international investing carries certain additional risks, such as adverse currency fluctuation. The majority of the world's population is moving from socialism toward self-reliance. Japan is transforming itself from a manufacturing economy into a modern service economy. Emerging nations in Asia, Eastern Europe and Latin America are attempting to join

3. Portfolio is subject to change. Percentages are as of September 30, 1998, and are based on total market value of investments.

4. Portfolio is subject to change. Percentages are as of September 30, 1998, and are based on total market value of stock holdings.


                   8  Oppenheimer Global Growth & Income Fund

ASSET ALLOCATION(3)

[PIE CHART]

- Stocks                  87.0%
- Bonds                   13.0

the developed world. We believe these trends and forces will drive the continuing, long-term growth of the global economy. We remain dedicated to our disciplined approach of participating in that growth while cushioning the effects of global volatility...which is what makes Oppenheimer Global Growth & Income Fund part of The Right Way to Invest.



 TOP 10 COUNTRY HOLDINGS(3)
----------------------------------------------------------
 United States                                       33.8%
----------------------------------------------------------
 Great Britain                                       23.0
----------------------------------------------------------
 Germany                                              8.9
----------------------------------------------------------
 France                                               6.6
----------------------------------------------------------
 Italy                                                5.4
----------------------------------------------------------
 Singapore                                            4.1
----------------------------------------------------------
 Mexico                                               4.0
----------------------------------------------------------
 Japan                                                3.4
----------------------------------------------------------
 Argentina                                            2.3
----------------------------------------------------------
 China                                                2.1
----------------------------------------------------------

 TOP 10 STOCK HOLDINGS(4)
----------------------------------------------------------
 National Semiconductor Corp.                         5.5%
----------------------------------------------------------
 Allied Domecq plc                                    4.5
----------------------------------------------------------
 QUALCOMM, Inc.                                       4.5
----------------------------------------------------------
 Porsche AG, Preference                               4.4
----------------------------------------------------------
 Hasbro, Inc.                                         4.2
----------------------------------------------------------
 Banca Commerciale Italiana                           3.8
----------------------------------------------------------
 Reckitt & Colman plc                                 3.7
----------------------------------------------------------
 Williams plc                                         3.6
----------------------------------------------------------
 Societe BIC SA                                       3.3
----------------------------------------------------------
 Advanced Micro Devices, Inc.                         3.2
----------------------------------------------------------


                   9  Oppenheimer Global Growth & Income Fund

FUND PERFORMANCE
-------------------------------------------------------------------------------

      HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and narrower market index.

      - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the past fiscal year that ended September 30, 1998, Oppenheimer Global Growth & Income Fund's performance was supported by low rates of inflation leading to strong bond performance, especially in U.S. Treasury securities. Specifically, the Fund benefited from significant holdings of zero-coupon Treasury bonds from January through July of 1998. However, weakness in Asian economies and pressures on earnings of multinational companies introduced greater volatility into equities markets, which negatively affected many of the Fund's stock holdings. Toward the end of the period, we reallocated the bond portion of the portfolio from zero-coupon Treasuries to short-term emerging market bonds that we believe hold greater potential for future growth. We divided the equity portion of the portfolio between stocks providing high yields and stocks with high growth potential in technology, the Internet, healthcare and luxury goods. The Fund's portfolio and our management strategies are subject to change.


      - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 1998. In the case of Class A shares, performance is measured from inception of the Class on October 22, 1990. In the case of Class B shares, performance is measured from inception of the Class on October 10, 1995. In the case of Class C shares, performance is measured from inception of the Class on December 1, 1993.

                  10  Oppenheimer Global Growth & Income Fund

The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 3% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares.

      The Fund's performance is compared to two indices because the Fund invests its assets in both stocks and debt securities, and in the Manager's view, no one index adequately combines both types of investments globally. Performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Because the Fund also invests in income-producing securities, the Fund's performance is also compared to the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Treasury and government agency issues, investment grade corporate bond issues and fixed rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the overall bond market.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices, and its fixed income investments are not limited to investment grade issues.

                  11  Oppenheimer Global Growth & Income Fund

FUND PERFORMANCE
-------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Global Growth & Income Fund (Class A), MSCI World Index and Lehman Brothers Aggregate Bond Index

[The following table was originally a line graph in the printed materials.]

Oppenheimer Global Growth                                  Lehman Brothers
& Income Fund (Class A)          MSCI World Index       Aggregate Bond Index
-----------------------------------------------------------------------------
$ 9,425                              $10,000                     $10,000
 10,531                               11,456                      11,454
 10,345                               11,407                      12,891
 12,517                               13,790                      14,177
 14,265                               14,903                      13,720
 15,325                               17,134                      15,649
 17,359                               19,567                      16,416
 24,100                               24,386                      18,011
 21,988                               24,511                      20,084

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/98(1)

1 YEAR  -14.01%            5 YEAR  10.61%          LIFE  10.43%

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Global Growth & Income Fund (Class B), MSCI World Index and Lehman Brothers Aggregate Bond Index

[The following table was originally a line graph in the printed materials.]

Oppenheimer Global Growth                                 Lehman Brothers
& Income Fund (Class B)         MSCI World Index        Aggregate Bond Index
-----------------------------------------------------------------------------
$10,000                              $10,000                $10,000
 11,432                               11,420                 10,490
 15,742                               14,232                 11,509
 13,959                               14,305                 12,834

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/98(2)
1 YEAR  -13.56%            LIFE  11.87%

                  12  Oppenheimer Global Growth & Income Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Global Growth & Income Fund (Class C), MSCI World Index and Lehman Brothers Aggregate Bond Index

[The following table was originally a line graph in the printed materials.]

Oppenheimer Glbal Growth        MSCI World Index          Lehman Brothers
& Income Fund (Class C)                                 Aggregate Bond Index
$10,000                              $10,000               $10,000
 10,741                               11,144                 9,724
 11,451                               12,813                11,092
 12,876                               14,632                11,635
 17,737                               18,236                12,765
 16,064                               18,329                14,235

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/98(3)

1 YEAR  -10.26%            LIFE  10.31%





The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for both indices in the graphs begins on 10/31/90 for Class A, 10/31/95 for Class B and 11/30/93 for Class C.

1. The inception date of the Fund's Class A shares was 10/22/90. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 10/10/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 12/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                  13  Oppenheimer Global Growth & Income Fund

FINANCIALS
-------------------------------------------------------------------------------




                  14  Oppenheimer Global Growth & Income Fund

STATEMENT OF INVESTMENTS  September 30, 1998

                                                                                       MARKET VALUE
                                                                 SHARES                SEE NOTE 1
----------------------------------------------------------------------------------------------------
COMMON STOCKS--83.7%
----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--20.1%
----------------------------------------------------------------------------------------------------
AUTOS & HOUSING--7.6%
Borg-Warner Automotive, Inc.                                        90,000             $   3,335,625
----------------------------------------------------------------------------------------------------
George Wimpey plc                                                5,000,000                 8,199,619
----------------------------------------------------------------------------------------------------
Porsche AG, Preference                                               8,000                13,976,692
----------------------------------------------------------------------------------------------------
Volkswagen AG, Preference                                           50,000                 2,288,564
                                                                                       -------------
                                                                                          27,800,500
                                                                                       -------------
LEISURE & ENTERTAINMENT--6.5%
Hasbro, Inc.                                                       450,000                13,275,000
----------------------------------------------------------------------------------------------------
IHOP Corp.(1)                                                       80,000                 2,950,000
----------------------------------------------------------------------------------------------------
Mandarin Oriental International Ltd.                             8,000,000                 3,760,000
----------------------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                        100,000                 1,093,750
----------------------------------------------------------------------------------------------------
Societe du Louvre                                                   36,000                 2,748,429
                                                                                       -------------
                                                                                          23,827,179
----------------------------------------------------------------------------------------------------
MEDIA--5.4%
Canal Plus                                                          16,000                 3,885,240
----------------------------------------------------------------------------------------------------
Carlton Communications plc                                         632,000                 4,296,090
----------------------------------------------------------------------------------------------------
Nippon Television Network Corp.                                     15,000                 4,196,265
----------------------------------------------------------------------------------------------------
Prosieben Media AG, Preferred                                       40,000                 2,201,808
----------------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                      600,000                 4,986,015
                                                                                       -------------
                                                                                          19,565,418
----------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.6%
Hermes International SA                                             30,000                 1,980,445
----------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--16.4%
----------------------------------------------------------------------------------------------------
BEVERAGES--6.4%
Allied Domecq plc                                                2,000,000                14,444,924
----------------------------------------------------------------------------------------------------
Cadbury Schweppes plc                                              300,000                 3,884,835
----------------------------------------------------------------------------------------------------
Highland Distilleries Co. plc                                      900,000                 3,624,826
----------------------------------------------------------------------------------------------------
Remy Cointreau                                                     100,000                 1,555,809
                                                                                       -------------
                                                                                          23,510,394
----------------------------------------------------------------------------------------------------
FOOD--2.1%
Dairy Farm International Holdings Ltd.                           6,000,000                 6,360,000
----------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The)                        56,900                 1,379,825
                                                                                       -------------
                                                                                           7,739,825



                  15  Oppenheimer Global Growth & Income Fund

                                                                                       MARKET VALUE
                                                                 SHARES                SEE NOTE 1
---------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--5.3%
Agouron Pharmaceuticals, Inc.(1)                                   150,000             $  5,165,625
---------------------------------------------------------------------------------------------------
Cheminor Drugs Ltd.                                                177,850                  666,894
---------------------------------------------------------------------------------------------------
Gedeon Richter Rt., GDR, Registered S Shares                        30,000                  900,000
---------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.(1)                                           170,000                3,676,250
---------------------------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(1)                                260,000                4,517,500
---------------------------------------------------------------------------------------------------
Neurogen Corp.(1)                                                  260,000                4,290,000
                                                                                       ------------
                                                                                         19,216,269
---------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--2.6%
Pond's (India) Ltd.                                                    200                    5,711
---------------------------------------------------------------------------------------------------
Wella AG, Preference                                                13,000                9,434,865
                                                                                       ------------
                                                                                          9,440,576
---------------------------------------------------------------------------------------------------
ENERGY--0.5%
---------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--0.5%
Cia de Eletricidade do Estado da Bahia, Preference              58,300,000                1,868,747
---------------------------------------------------------------------------------------------------
FINANCIAL--10.8%
---------------------------------------------------------------------------------------------------
BANKS--8.0%
Banca Commerciale Italiana                                       2,000,000               12,012,466
---------------------------------------------------------------------------------------------------
Cie Financiere de Paribas(1)                                        60,000                3,232,943
---------------------------------------------------------------------------------------------------
Citicorp                                                            40,000                3,717,500
---------------------------------------------------------------------------------------------------
Hansabank Ltd.(1)                                                  100,000                  432,337
---------------------------------------------------------------------------------------------------
Industrial Finance Corp. of Thailand (The)                       7,000,000                1,381,229
---------------------------------------------------------------------------------------------------
Istituto Bancario San Paolo di Torino                              600,000                7,534,267
---------------------------------------------------------------------------------------------------
Merita Ltd., Cl. A                                                 200,000                1,017,958
---------------------------------------------------------------------------------------------------
                                                                                         29,328,700

---------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.8%
Edinburgh Fund Managers Group                                      150,000                  684,434
---------------------------------------------------------------------------------------------------
Federated Investors, Inc., Cl. B                                   100,000                1,437,500
---------------------------------------------------------------------------------------------------
Hang Lung Development Co.                                        5,000,000                4,387,947
---------------------------------------------------------------------------------------------------
ICICI Ltd.                                                       3,000,000                3,767,441
                                                                                       ------------
                                                                                         10,277,322

---------------------------------------------------------------------------------------------------
INDUSTRIAL--13.3%
---------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.1%
Halma plc                                                        4,325,000                7,607,164
---------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.7%
Hanson plc                                                       1,000,000                6,338,773


                  16  Oppenheimer Global Growth & Income Fund

                                                                                       MARKET VALUE
                                                                      SHARES           SEE NOTE 1
---------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.1%
Cookson Group plc                                                      1,000,000       $  1,860,846
---------------------------------------------------------------------------------------------------
Grupo Elektra, SA de C.V., Sponsored GDR                                 400,000          1,600,000
---------------------------------------------------------------------------------------------------
Williams plc-B                                                         1,000,000            577,797
                                                                                       ------------
                                                                                          4,038,643

---------------------------------------------------------------------------------------------------
MANUFACTURING--8.3%
Friedrich Grohe AG                                                        16,869          4,642,787
---------------------------------------------------------------------------------------------------
Morgan Crucible Co. plc                                                  500,000          2,464,134
---------------------------------------------------------------------------------------------------
Societe BIC SA                                                           190,000         10,580,037
---------------------------------------------------------------------------------------------------
Steinway Musical Instruments, Inc.(1)                                     60,000          1,320,000
---------------------------------------------------------------------------------------------------
Williams plc                                                           1,923,076         11,405,602
                                                                                       ------------
                                                                                         30,412,560

---------------------------------------------------------------------------------------------------
TRANSPORTATION--0.1%
International Container Terminal Services, Inc.(1)                     8,805,000            301,885
---------------------------------------------------------------------------------------------------
TECHNOLOGY--20.3%
---------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.0%
Casio Computer Co. Ltd.                                                1,300,000          8,292,201
---------------------------------------------------------------------------------------------------
Psion plc                                                                400,000          2,518,515
                                                                                       ------------
                                                                                         10,810,716

---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--2.4%
Autonomy Corp. plc(1)                                                    260,000            828,880
---------------------------------------------------------------------------------------------------
JBA Holdings plc                                                         700,000          3,330,830
---------------------------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1)                                   60,000          2,411,250
---------------------------------------------------------------------------------------------------
Netscape Communications Corp.(1)                                         100,000          2,187,500
                                                                                       ------------
                                                                                          8,758,460

---------------------------------------------------------------------------------------------------
ELECTRONICS--10.9%
Advanced Micro Devices, Inc.(1)                                          550,000         10,209,375
---------------------------------------------------------------------------------------------------
Applied Materials, Inc.(1)                                               100,000          2,525,000
---------------------------------------------------------------------------------------------------
Coherent, Inc.(1)                                                      1,050,000          9,810,937
---------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                        1,800,000         17,437,500
                                                                                       ------------
                                                                                         39,982,812

---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY--4.0%
Leap Wireless International, Inc.(1)                                      75,000            351,562
---------------------------------------------------------------------------------------------------
QUALCOMM, Inc.(1)                                                        300,000         14,381,250
                                                                                       ------------
                                                                                         14,732,812

---------------------------------------------------------------------------------------------------
UTILITIES--2.3%
---------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.3%
Hawaiian Electric Industries, Inc.                                       200,000          8,250,000
                                                                                       ------------
Total Common Stocks (Cost $349,659,447)                                                 305,789,200



                   17 Oppenheimer Global Growth & Income Fund

                                                                                       MARKET VALUE
                                                                   SHARES              SEE NOTE 1
===================================================================================================
PREFERRED STOCKS--3.3%
---------------------------------------------------------------------------------------------------
Reckitt & Colman plc, 9.50% Cv. Capital Bonds, 3/31/05
(Cost $11,048,489)                                                     3,800,000      $ 11,849,936

                                                                   UNITS
===================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)                 3,875                 --

                                                                   FACE
                                                                   AMOUNT(2)
===================================================================================================
U.S. GOVERNMENT OBLIGATIONS--1.3%
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.151%, 8/15/25(3)
(Cost $3,927,503)                                                  $  20,000,000          4,865,520

===================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--7.4%
---------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonos del Tesoro Bonds, 8.75%, 5/9/02         10,000,000          8,410,000
---------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds,
6.625%, 4/15/06(4)                                                     9,700,000          5,650,250
---------------------------------------------------------------------------------------------------
Bonos de la Tesoreria de la Federcion, Zero Coupon, 23.91%,
6/3/99(3) MXP                                                        164,707,430         12,872,530
                                                                                      -------------
Total Foreign Government Obligations (Cost $33,690,683)                                  26,932,780

===================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--4.2%
---------------------------------------------------------------------------------------------------
Industrial Bank of Japan Preferred Capital Co. (The) LLC,
8.79% Bonds, 12/29/49(4)(5)                                           10,000,000          7,312,660
---------------------------------------------------------------------------------------------------
Matahari International Finance Co. BV, 11.25% Gtd. Nts., 3/15/01       1,500,000            528,750
---------------------------------------------------------------------------------------------------
Bangkok Bank Public Co. Ltd., 7.25% Sub. Nts., 9/15/05(5)              6,175,000          3,361,874
---------------------------------------------------------------------------------------------------
Korea Development Bank, 7.125% Bonds, 9/17/01                          5,000,000          4,273,365
                                                                                      -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $20,630,724)                       15,476,649

===================================================================================================
STRUCTURED INSTRUMENTS--0.0%
---------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Russian Federal Loan Floating Rate
Linked Nts., Series 5023, 14%, 9/12/01 (Cost $1,979,061)(6)            2,000,000             20,000

---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $420,935,907)                             99.9%       364,934,085
---------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                              0.1            519,027
                                                                    ------------      -------------
NET ASSETS                                                                 100.0%      $365,453,112
                                                                    ============      =============



                   18 Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                          MARKET VALUE               PERCENT
-----------------------------------------------------------------------------------
United States                                    $123,489,883                  33.8%
-----------------------------------------------------------------------------------
Great Britain                                      83,917,205                  23.0
-----------------------------------------------------------------------------------
Germany                                            32,544,715                   8.9
-----------------------------------------------------------------------------------
France                                             23,982,903                   6.6
-----------------------------------------------------------------------------------
Italy                                              19,546,732                   5.3
-----------------------------------------------------------------------------------
Singapore                                          15,106,015                   4.1
-----------------------------------------------------------------------------------
Mexico                                             14,472,530                   4.0
-----------------------------------------------------------------------------------
Japan                                              12,488,466                   3.4
-----------------------------------------------------------------------------------
Argentina                                           8,410,000                   2.3
-----------------------------------------------------------------------------------
China                                               7,749,820                   2.1
-----------------------------------------------------------------------------------
Brazil                                              7,518,997                   2.1
-----------------------------------------------------------------------------------
India                                               4,440,045                   1.2
-----------------------------------------------------------------------------------
Korea, Republic of (South)                          4,273,365                   1.2
-----------------------------------------------------------------------------------
Belgium                                             2,411,250                   0.7
-----------------------------------------------------------------------------------
Finland                                             1,450,295                   0.4
-----------------------------------------------------------------------------------
Thailand                                            1,381,229                   0.4
-----------------------------------------------------------------------------------
Hungary                                               900,000                   0.2
-----------------------------------------------------------------------------------
The Netherlands                                       528,750                   0.1
-----------------------------------------------------------------------------------
Philippines                                           301,885                   0.1
-----------------------------------------------------------------------------------
Russia                                                 20,000                   0.1
                                                 ------------                 -----
Total                                            $364,934,085                 100.0%
                                                 ============                 =====

1. Non-income producing security.

2. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: MXP--Mexican Peso

3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

4. Represents the current interest rate for a variable rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.These securities amount to $10,674,534 or 2.92% of the Fund's net assets as of September 30, 1998.

6. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.




                   19 Oppenheimer Global Growth & Income Fund

STATEMENT OF ASSETS AND LIABILITIES September 30, 1998


================================================================================================
ASSETS
Investments, at value (cost $420,935,907)--see accompanying statement               $364,934,085
------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                                10,820
------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                       4,602,049
Interest and dividends                                                                 2,023,491
Shares of beneficial interest sold                                                       854,317
------------------------------------------------------------------------------------------------
Other                                                                                      5,651
                                                                                    ------------
Total assets                                                                         372,430,413

================================================================================================
LIABILITIES
Bank overdraft                                                                         2,889,201
------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                 1,970
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                  3,031,003
Shares of beneficial interest redeemed                                                   445,594
Distribution and service plan fees                                                       245,817
Trustees' fees--Note 1                                                                   106,962
Shareholder reports                                                                       91,443
Transfer and shareholder servicing agent fees                                             66,199
Custodian fees                                                                            31,790
Other                                                                                     67,322
                                                                                    ------------
Total liabilities                                                                      6,977,301

================================================================================================
NET ASSETS                                                                          $365,453,112
                                                                                    ============

================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                     $362,568,712
------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                    (61,900)
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                         58,945,777
------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                             (55,999,477)
                                                                                    ------------
Net assets                                                                          $365,453,112
                                                                                    ============


                   20 Oppenheimer Global Growth & Income Fund

==============================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$212,765,042 and 13,274,017 shares of beneficial interest outstanding)                  $16.03
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                $17.01

----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $81,865,927
and 5,132,130 shares of beneficial interest outstanding)                                $15.95

----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $70,822,143
and 4,440,884 shares of beneficial interest outstanding)                                $15.95

See accompanying Notes to Financial Statements.


                   21 Oppenheimer Global Growth & Income Fund

STATEMENT OF OPERATIONS For the Year Ended September 30, 1998

=============================================================================================
INVESTMENT INCOME
Interest                                                                        $   6,718,016
---------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $20,506)                             3,907,556
                                                                                -------------
Total income                                                                       10,625,572

=============================================================================================
EXPENSES
Management fees--Note 4                                                             2,725,941
---------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                               522,539
Class B                                                                               628,891
Class C                                                                               654,625
---------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                 642,168
---------------------------------------------------------------------------------------------
Custodian fees and expenses                                                           193,975
---------------------------------------------------------------------------------------------
Shareholder reports                                                                   150,242
---------------------------------------------------------------------------------------------
Registration and filing fees                                                           47,070
---------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                    44,739
---------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                            28,834
---------------------------------------------------------------------------------------------
Insurance expenses                                                                      8,920
---------------------------------------------------------------------------------------------
Other                                                                                  12,892
                                                                                -------------
Total expenses                                                                      5,660,836

=============================================================================================
NET INVESTMENT INCOME                                                               4,964,736

=============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                        66,576,152
Foreign currency transactions                                                      (3,045,942)
                                                                                -------------
Net realized gain                                                                  63,530,210
---------------------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                                      (120,495,986)
Translation of assets and liabilities denominated in foreign currencies             8,195,544
                                                                                -------------
Net change                                                                       (112,300,442)
                                                                                -------------
Net realized and unrealized loss                                                  (48,770,232)

=============================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $ (43,805,496)
                                                                                ==============

See accompanying Notes to Financial Statements.




                   22 Oppenheimer Global Growth & Income Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             YEAR ENDED SEPTEMBER 30,
                                                                             1998                  1997
================================================================================================================
OPERATIONS
Net investment income                                                          $   4,964,736        $  4,552,606
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 63,530,210          17,125,069
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                           (112,300,442)         47,383,083
                                                                               -------------        ------------
Net increase (decrease) in net assets resulting from operations                  (43,805,496)         69,060,758

================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                           (6,864,117)         (3,458,736)
Class B                                                                           (1,464,595)           (340,317)
Class C                                                                           (1,546,097)           (732,211)
----------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                                             (234,876)                 --
Class B                                                                              (68,516)                 --
Class C                                                                              (71,224)                 --
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (10,520,713)        (10,399,198)
Class B                                                                           (2,432,947)           (812,462)
Class C                                                                           (3,038,690)         (3,233,192)

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                           71,740,105          27,284,959
Class B                                                                           60,313,670          23,583,896
Class C                                                                           28,380,691          10,061,688

================================================================================================================
NET ASSETS
Total increase                                                                    90,387,195         111,015,185
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              275,065,917         164,050,732
                                                                               -------------        ------------
End of period [including undistributed (overdistributed) net
investment income of $(61,900) and $4,780,876, respectively]                   $ 365,453,112        $275,065,917
                                                                               =============        ============

See accompanying Notes to Financial Statements.




                   23 Oppenheimer Global Growth & Income Fund

FINANCIAL HIGHLIGHTS

                                                CLASS A
                                                -------------------------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,
                                                1998          1997           1996           1995           1994
===================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period               $19.36        $15.62         $14.98         $15.21        $14.09
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .29           .40            .47            .45           .33
Net realized and unrealized gain (loss)             (1.90)         5.12           1.40            .54          1.62
                                                   ------        ------         ------         ------        ------
Total income (loss) from investment
operations                                          (1.61)         5.52           1.87            .99          1.95

-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.63)         (.40)          (.40)          (.40)         (.35)
Dividends in excess of net investment
income                                               (.02)           --             --             --            --
Distributions from net realized gain                (1.07)        (1.38)          (.83)          (.82)         (.48)
                                                   ------        ------         ------         ------        ------
Total dividends and distributions to
shareholders                                        (1.72)        (1.78)         (1.23)         (1.22)         (.83)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.03        $19.36         $15.62         $14.98        $15.21
                                                   ======        ======         ======         ======        ======

===================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 (8.77)%       38.83%         13.28%          7.43%        13.96%

===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                   $212,765      $181,716       $120,214       $113,341      $124,017
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $216,009      $141,582       $115,186       $120,267      $117,164
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                1.62%         2.47%          2.65%          3.09%         2.44%
Expenses                                             1.36%         1.43%          1.52%          1.63%         1.49%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          117.4%         90.5%         207.8%         135.2%         87.4%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from October 10, 1995 (inception of offering) to September 30, 1996.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.



                   24 Oppenheimer Global Growth & Income Fund

CLASS B                                     CLASS C
-------------------------------------       -------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
1998          1997            1996(2)       1998           1997           1996          1995           1994(1)
===============================================================================================================

  $19.27         $15.57       $14.72         $19.26         $15.55         $14.92         $15.17         $14.85
---------------------------------------------------------------------------------------------------------------

     .23            .30          .36            .17            .28            .35            .35            .22
   (1.96)          5.06         1.63          (1.91)          5.08           1.40            .53            .87
  ------         ------       ------         ------         ------         ------         ------         ------

   (1.73)          5.36         1.99          (1.74)          5.36           1.75            .88           1.09

---------------------------------------------------------------------------------------------------------------

    (.51)          (.28)        (.31)          (.48)          (.27)          (.29)          (.31)          (.29)

    (.01)            --           --           (.02)            --             --             --             --
   (1.07)         (1.38)        (.83)         (1.07)         (1.38)          (.83)          (.82)          (.48)
  ------         ------       ------         ------         ------         ------         ------         ------

   (1.59)         (1.66)       (1.14)         (1.57)         (1.65)         (1.12)         (1.13)          (.77)
---------------------------------------------------------------------------------------------------------------
  $15.95         $19.27       $15.57         $15.95         $19.26         $15.55         $14.92         $15.17
  ======         ======      =======        =======        =======         ======         ======         ======

===============================================================================================================
   (9.42)%        37.69%       14.33%         (9.43)%        37.74%         12.45%          6.61%          7.41%

===============================================================================================================


 $81,866        $37,071       $8,131        $70,822        $56,278        $35,706        $28,295        $17,008
---------------------------------------------------------------------------------------------------------------
 $63,012        $17,474       $3,815        $65,502        $43,338        $31,371        $22,211        $ 7,896
---------------------------------------------------------------------------------------------------------------

    1.42%          1.77%        1.64%(4)       0.86%          1.71%          1.87%          2.36%          1.85%(4)
    2.11%          2.15%        2.28%(4)       2.12%          2.18%          2.28%          2.39%          2.44%(4)
---------------------------------------------------------------------------------------------------------------
   117.4%          90.5%       207.8%         117.4%          90.5%         207.8%         135.2%          87.4%

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998 were $500,679,012 and $381,736,934, respectively.

See accompanying Notes to Financial Statements.



                   25 Oppenheimer Global Growth & Income Fund

 NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal while providing current income. The Fund may invest in common stocks, convertible securities and fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that particular class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



                   26 Oppenheimer Global Growth & Income Fund

================================================================================
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended September 30, 1998, a provision of $18,224 was made for the Fund's projected benefit obligations and payments of $4,526 were made to retired Trustees, resulting in an accumulated liability of $100,388 as of September 30, 1998.

         The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.



                   27 Oppenheimer Global Growth & Income Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $441,913. Accumulated net realized gain was decreased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                   28 Oppenheimer Global Growth & Income Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED SEPTEMBER 30, 1998           YEAR ENDED SEPTEMBER 30, 1997
                                         -----------------------------           -----------------------------
                                         SHARES            AMOUNT                SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                       8,166,418        $151,105,616           4,125,858        $ 69,304,365
Dividends and
distributions reinvested                     985,898          16,923,623             878,791          13,300,225
Redeemed                                  (5,266,895)        (96,289,134)         (3,311,174)        (55,319,631)
                                          ----------        ------------          ----------        ------------
Net increase                               3,885,421        $ 71,740,105           1,693,475        $ 27,284,959
                                          ==========        ============          ==========        ============

----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                       3,694,602        $ 69,285,741           1,501,153        $ 25,320,751
Dividends and
distributions reinvested                     218,630           3,732,968              70,126           1,070,339
Redeemed                                    (705,388)        (12,705,039)           (169,306)         (2,807,194)
                                          ----------        ------------          ----------        ------------
Net increase                               3,207,844        $ 60,313,670           1,401,973        $ 23,583,896
                                          ==========        ============          ==========        ============

----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                       2,110,026        $ 39,519,237             772,796       $  12,832,416
Dividends and
distributions reinvested                     258,216           4,399,103             250,530           3,750,170
Redeemed                                    (850,145)        (15,537,649)           (397,368)         (6,520,898)
                                          ----------        ------------          ----------        ------------
Net increase                               1,518,097        $ 28,380,691             625,958        $ 10,061,688
                                          ==========        ============          ==========        ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of September 30, 1998, net unrealized depreciation on investments of $56,001,822 was composed of gross appreciation of $25,330,458, and gross depreciation of $81,332,280.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended September 30, 1998 was 0.79% of average annual net assets for Class A, Class B and Class C shares.



                   29 Oppenheimer Global Growth & Income Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES(CONTINUED)

For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,454,433, of which $479,901 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,150,564 and $345,379, respectively, of which $177,289 and $4,179, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $105,135 and $13,673, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

         OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

         The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $44,279 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

         The Fund has adopted a Distribution and Service Plan for Class B shares to compensate OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $2,565 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $565,348 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $2,853,847 for Class B.



                   30 Oppenheimer Global Growth & Income Fund

================================================================================
The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $18,820 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $296,348 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $828,357 for Class C.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

         The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

         Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

         Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

         Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.



                   31 Oppenheimer Global Growth & Income Fund

================================================================================
5. FORWARD CONTRACTS (CONTINUED)

As of September 30, 1998, the Fund had outstanding forward contracts as follows:

                                                      CONTRACT
                                        EXPIRATION    AMOUNT       VALUATION AS OF     UNREALIZED    UNREALIZED
                                        DATES         (000S)       SEPTEMBER 30, 1998  APPRECIATION  DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
British Pound Sterling (GBP)            10/1/98-
                                        10/5/98-       305 GBP        $  518,455        $    --           $1,970
                                                                                        -------           ------

CONTRACTS TO SELL
-----------------
British Pound Sterling (GBP)            10/1/98-     1,968 GBP         3,444,947         10,820               --
                                                                                        -------           ------
Total Unrealized Appreciation and Depreciation                                          $10,820           $1,970
                                                                                        =======           ======

================================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

As of September 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1998 was $20,000, which represents 0.01% of the Fund's net assets.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

         The Fund had no borrowings outstanding during the year ended September 30, 1998.



                   32 Oppenheimer Global Growth & Income Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Global Growth & Income Fund:


We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Growth & Income Fund as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Income Fund as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP


Denver, Colorado
October 21, 1998



                   33 Oppenheimer Global Growth & Income Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

         Distributions of $1.4205, $1.3790 and $1.3735 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 16, 1997, of which, for each class of shares, $0.0582 was designated as a capital gain distribution in the "28% Rate Group" and $0.2460 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

         Dividends paid by the Fund during the year ended September 30, 1998, which are not designated as capital gain distributions should be multiplied by 7.57% to arrive at the net amount eligible for the corporate dividend-received deduction.

         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   34 Oppenheimer Global Growth & Income Fund

OPPENHEIMER GLOBAL GROWTH & INCOME FUND


================================================================================
OFFICERS AND TRUSTEES             Leon Levy, Chairman of the Board of Trustees
                                  Donald W. Spiro, Vice Chairman of the Board of
                                    Trustees
                                  Bridget A. Macaskill, Trustee and President
                                  Robert G. Galli, Trustee
                                  Benjamin Lipstein, Trustee
                                  Elizabeth B. Moynihan, Trustee
                                  Kenneth A. Randall, Trustee
                                  Edward V. Regan, Trustee
                                  Russell S. Reynolds, Jr., Trustee
                                  Pauline Trigere, Trustee
                                  Clayton K. Yeutter, Trustee
                                  Rajeev Bhaman, Vice President
                                  Frank Jennings, Vice President
                                  George C. Bowen, Treasurer
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
                                  Andrew J. Donohue, Secretary
                                  Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR                OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                      The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS              KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL                     Gordon Altman Butowsky Weitzen Shalov & Wein

                                  This is a copy of a report to shareholders of Oppenheimer Global Growth & Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Growth & Income Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



                   35 Oppenheimer Global Growth & Income Fund

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INFORMATION AND SERVICES
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RA0215.001.0998  November 27, 1998